UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 8, 2019

Commission File Number: 001-36568

HEALTHEQUITY, INC.

Delaware	7389	52-2383166
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive

Suite 100

Draper, Utah 84020

(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K (the “Amended Current Report”) amends the Current Report on Form 8-K of HealthEquity, Inc. (the “Company”) originally filed with the Securities and Exchange Commission on July 8, 2019 (the “Prior Filing”). Its sole purpose is to correct certain inadvertent errors contained in Exhibit 99.7 of the Prior Filing and to replace in its entirety Exhibit 99.7 of the Prior Filing with Exhibit 99.7 attached to this Amended Current Report.

Other than the foregoing, this Amended Current Report speaks as of the original date of the Prior Filing, does not reflect events that may have occurred subsequent to the date of the Prior Filing and does not modify or update in any way disclosures made in the Prior Filing.

Item 8.01 Other Events

As previously announced, on June 27, 2019, HealthEquity, Inc., a Delaware corporation (“HealthEquity”), and WageWorks, Inc., a Delaware corporation (“WageWorks”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pacific Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of HealthEquity (“Merger Sub”), pursuant to which Merger Sub will merge with and into WageWorks (the “Merger”), with WageWorks surviving the Merger and becoming a wholly owned subsidiary of HealthEquity. The Merger is currently expected to close by the end of 2019. Consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including adoption of the Merger Agreement by WageWorks’s stockholders and the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger is not subject to any financing condition.

HealthEquity is filing (i) as Exhibit 99.1 to this Current Report on Form 8-K, WageWorks’s audited consolidated financial statements for the fiscal years ended December 31, 2018 and 2017, and for each of the years in the three-year period ended December 31, 2018, (ii) as Exhibit 99.2, WageWorks’s interim unaudited condensed consolidated financial statements as of the fiscal quarter ended March 31, 2019, and for the three months ended March 31, 2019 and 2018, (iii) as Exhibit 99.3, Management’s Discussion and Analysis of Financial Condition and Results of Operations of WageWorks for the year ended December 31, 2018, (iv) as Exhibit 99.4, Management’s Discussion and Analysis of Financial Condition and Results of Operations of WageWorks for the three months ended March 31, 2019 and 2018, (v) as Exhibit 99.5, certain material risks related to WageWorks’s business, financial condition and future results and information related to material pending litigation, (vi) as Exhibit 99.6, information related to WageWorks’s business and operations and (vii) as Exhibit 99.7, unaudited pro forma combined condensed financial information of HealthEquity.

Also included in this Current Report on Form 8-K (i) as Exhibit 23.1, is the consent of BDO USA, LLP, an independent registered public accounting firm, with respect to the audited consolidated financial statements of WageWorks as of and for each of the two years in the period ended December 31, 2018, and (ii) as Exhibit 23.2, is the consent of Macias, Gini & O’Connell, LLP, an independent registered public accounting firm with respect to the audited consolidated financial statements of WageWorks, Inc., for the year ended December 31, 2016.

Forward-Looking Statements

This Form 8-K and the exhibits attached hereto and incorporated herein by reference contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the proposed transaction between HealthEquity and WageWorks, the synergies from the proposed transaction, the combined company’s future operating results, HealthEquity’s expectations regarding debt repayment, projections as to the closing date of the proposed transaction, the anticipated benefits of the proposed transaction, future opportunities for HealthEquity upon closing of the proposed transaction, the product offerings of HealthEquity if the proposed transaction is consummated, and the ability of HealthEquity to deliver value to stakeholders. Forward-looking statements reflect current expectations regarding future events, results or outcomes, and are typically identified by words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes. Factors that could cause actual results to differ include, but are not limited to: the conditions to the completion of the proposed transaction, including the receipt of all required regulatory approvals and approval of the stockholders of WageWorks; HealthEquity’s ability to finance the proposed transaction and its ability to generate sufficient cash flows to service and repay such debt; the ability of HealthEquity to successfully integrate WageWorks operations with those of HealthEquity; that such integration may be more difficult, time-consuming or costly than expected; that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; and the retention of certain key employees of WageWorks may be difficult. Although HealthEquity and WageWorks believe the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to be correct. Actual events, results and outcomes may differ materially from expectations due to a variety of known and unknown risks, uncertainties and other factors, including those described above. For a detailed discussion of other risk factors, please refer to the risks detailed in HealthEquity’s and WageWorks’s respective filings with the Securities and Exchange Commission, including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports. Neither HealthEquity nor WageWorks undertakes any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements should not be relied upon as representing views as of any date subsequent to the date of this Form 8-K.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are being filed as part of this report:

Exhibit No.	Description

23.1	Consent of BDO USA, LLP in respect of WageWorks, Inc. for the years ended December 31, 2018 and 2017.*

23.2	Consent of Macias, Gini & O’Connell, LLP in respect of WageWorks, Inc. for the year ended December 31, 2016.*

99.1	Audited consolidated financial statements of WageWorks, Inc. as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018.*

99.2	Interim unaudited condensed consolidated financial statements of WageWorks, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.*

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of WageWorks, Inc. for the year ended December 31, 2018.*

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of WageWorks, Inc. for the three months ended March 31, 2019 and 2018.*

99.5	Information related to certain material risks related to WageWorks, Inc.’s business, financial condition and future results and information related to material pending litigation.*

99.6	Information related to WageWorks, Inc.’s business and operations.*

99.7	Unaudited pro forma combined condensed financial information of HealthEquity.**

*    Incorporated by reference to the Current Report on Form 8-K filed by the registrant on July 8, 2019

**  Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

HealthEquity, Inc.

Date: July 9, 2019	By:	/s/ Darcy Mott
		Name:	Darcy Mott
		Title:	Executive Vice President and Chief Financial Officer

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